                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) April 22, 2004

                              --------------------

                          DEL GLOBAL TECHNOLOGIES CORP.
                          -----------------------------
               (Exact name of registrant as specified in charter)

         New York                         0-3319                 13-1784308
         --------                         ------                 ----------
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                      One Commerce Park, Valhalla, NY           10595
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               (Address of Principal Executive Offices)       (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
                                                            -------------

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On April 22, 2004, the  Registrant,  jointly with SourceOne  Healthcare
         Technologies,  Inc.  ("SourceOne"),  announced that Del Medical Systems
         Group, a unit of the  Registrant,  and SourceOne have signed a contract giving SourceOne nationwide marketing,  distribution and service rights to the  Registrant's  industry-leading  radiography and imaging systems product  lines.  For additional  information,  reference is made to the
         press   release   which  is  attached   hereto  as  Exhibit  99.01  and
         incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements of Business Acquired.

             Not Applicable.

         (b) Pro Forma Financial Information.

             Not Applicable.

         (c) Exhibits.

             99.01 Press Release dated April 22, 2004.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                          DEL GLOBAL TECHNOLOGIES CORP.
                                          --------------------------------------
                                                     (Registrant)

Date:   April 23, 2004                    By: /S/ Thomas V. Gilboy
                                             -----------------------------------
                                             Thomas V. Gilboy
                                             Chief Financial Officer

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                                  EXHIBIT INDEX

            Exhibit No.                               Description
            -----------                               -----------

            99.01                             Press Release dated April 22, 2004

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